Prospectus Supplement

John Hancock Variable Insurance Trust

Disciplined Value International Trust (the fund)

Supplement dated March 31, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

As of December 31, 2023 (the Effective Date), Joseph F. Feeney, Jr. will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Feeney will be removed from the Prospectus.

As of the Effective Date, Christopher K. Hart, CFA and Joshua M. Jones, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Disciplined Value International Trust (the fund)

Supplement dated March 31, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

As of December 31, 2023 (the Effective Date), Joseph F. Feeney, Jr. will no longer serve as a portfolio manager for the fund. Accordingly, as of the Effective Date, all references to Mr. Feeney will be removed from the SAI.

As of the Effective Date, Christopher K. Hart, CFA and Joshua M. Jones, CFA will continue to serve as portfolio managers and be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.